UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2004

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

IOWA	001-31911	42-1447959
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5000 Westown Parkway, Suite 440, West Des Moines, Iowa		50266
(Address of Principal Executive Offices)		(Zip Code)

(515) 221-0002
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On November 29, 2004, American Equity Investment Life Holding Company (the “Company”) issued a press release announcing a proposed private offering of convertible senior notes pursuant to Rule 144A. This press release is filed as Exhibit 99.1 to this Current Report and incorporated by reference as if set forth in full.

On December 1, 2004, the Company issued a press release relating to the pricing of its private offering pursuant to Rule 144A. This press release is filed as Exhibit 99.2 to this Current Report and incorporated by reference as if set forth in full.

Item 9.01     Financial Statements and Exhibits

(a) Financial Statements

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(c) Exhibits:

99.1	Press Release, dated November 29, 2004.
99.2	Press Release, dated December 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2004

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

By:	/s/ Wendy L. Carlson
Wendy L. Carlson
Chief Financial Officer and General Counsel

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated November 29, 2004.
99.2	Press Release, dated December 1, 2004.